SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported):  July 14, 1999.


                SCHOOL SPECIALTY, INC.
(Exact name of registrant as specified in its charter)



    Delaware                  000-24385             39-0971239
(State or other             (Commission           (IRS Employer
jurisdiction of             File Number)          Identification No.)
incorporation)



        1000 North Bluemound Drive
           Appleton, Wisconsin                     54914
 (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (920) 734-2756


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Item 5.   Other Events

     On July 14, 1999, School Specialty, Inc. (the
"Company") announced the appointment of Donald J.
Noskowiak to the newly-created position of Vice
President of Finance and Business Development and the selection of Mary M. Kabacinski to succeed him as Executive Vice President and Chief Financial Officer.
Each of these changes in management will take effect on August 1, 1999.

     The Company also announced that Jerome M. Pool was appointed to its Board of Directors on June 1, 1999 as a Class I director.

     The Company's Press Release dated July 14, 1999 is attached as an exhibit to this report and is incorporated herein by reference.

Item 7.   Exhibits.


       Exhibit
       No.          Description

       99.1         Press Release dated July 14, 1999


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                       SIGNATURE

     Pursuant to the requirements of the Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated:   July 14, 1999

                                SCHOOL SPECIALTY, INC.


                                By:  /s/Daniel P. Spalding
                                     -----------------------
                                     Daniel P. Spalding
                                     Chief Executive Officer


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                     EXHIBIT INDEX


Exhibit No.    Description

 99.1          Press Release dated July 14, 1999.